Exhibit 10.06

Execution Version

AMENDMENT #2 TO THE SECOND AMENDMENT

TO THE TECHNOLOGY, LICENSE, DEVELOPMENT, RESEARCH AND COLLABORATION AGREEMENT

This Amendment #2 to the Second Amendment to the Technology, License, Development, Research and Collaboration Agreement (the “Amendment #2”) is entered into to be effective as of February 28, 2017 (the “Amendment #2 Effective Date”), by and between Amyris, Inc., a Delaware corporation having its place of business at 5885 Hollis Street, Suite 100, Emeryville, California 94608 (“AMYRIS”) and Total Energies Nouvelles Activités USA SAS (formerly known as Total Gas & Power USA SAS), a company existing and organized under the French law having its head office located at 24, cours Michelet, 92800 Puteaux, France (“TOTAL”). AMYRIS and TOTAL are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on June 21, 2010, AMYRIS and TOTAL Gas & Power USA Biotech, Inc. entered into the Technology License, Development, Research and Collaboration Agreement, as amended by the First Amendment dated as of November 23, 2011 (the “Agreement”);

WHEREAS, TOTAL Gas & Power USA Biotech, Inc. assigned the Agreement to TOTAL as set forth in that certain letter dated January 11, 2011;

WHEREAS, on July 30, 2012, TOTAL and AMYRIS amended certain portions of the Agreement by entering into the Second Amendment to the Technology, License, Development, Research and Collaboration Agreement (as subsequently amended by the Amendment #1 to the Second Amendment to the Technology, License, Development, Research and Collaboration Agreement on April 1, 2015, collectively, the “Second Amendment”);

WHEREAS the Parties now desire to further amend a provision in the Second Amendment; and

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the Parties, intending to be legally bound, agree to the following provisions and to amend the Second Amendment, as follows:

1.      Defined Terms. All capitalized terms used, but not defined, in this Amendment #2 have the same meaning as in the Agreement.

2.      Amend Section 3.B to Extend the Term. Pursuant to Section 13.2 of the Agreement, the Parties hereby delete Section 3.B of the Second Amendment in its entirety and replace it with the following new Section 3.B:

“B. Term. Unless otherwise extended by the Parties via a signed written agreement, the Biofene Development Project shall continue until the earliest to occur of (i) the Parties terminate the Biofene Development Project by mutual written agreement signed by the Parties; or (ii) December 31, 2017.”

3.       No Other Changes. Except as specifically modified herein, all other terms of the Second Amendment and the Agreement shall remain in full force and effect.

This Amendment #2 is executed by the authorized representatives of the Parties as of the Amendment #2 Effective Date,

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Execution Version

AMYRIS, INC.		TOTAL ENERGIES NOUVELLES ACTIVITES USA, SAS

	/s/ John Melo		/s/ Christophe Vuillez

Name	John Melo	Name	Christophe Vuillez

Title:	President & CEO	Title:	Attorney in Fact

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